December 31, 1997

Dear Friends and Fellow Shareholders:

Although later than usual, I did not want 1997 to close without sending you our sincerest wishes for a happy holiday and a prosperous new year. We at Royce, Ebright & Associates, Inc. ("REA") appreciate your business and look forward to playing the stalwart "third baseman" on your baseball team of funds in 1998.

As an added gift, I thought I would take this opportunity to announce that REA has just signed a Letter of Intent with Gouws Capital Management, Inc. ("GCMI") and Acadia Trust, N.A. ("AT") to share resources in managing and growing REvest. The proposed transaction, which is described below, is subject to both Board and Shareholder approval.

GCMI is a registered investment adviser, and AT is a national bank. Based in Portland, Maine, the two affiliates work together to provide high quality investment and trust services. GCMI provides investment advisory services to its own clients and to AT, who acts as custodian for GCMI's approximately $1 billion in client assets. Not unlike REvest, GCMI has a value orientation, and emphasizes in-depth analysis and company visitation. It also utilizes a "bottom-up" approach to stock selection and attempts to minimize risk by buying stocks of diversified, financially solid companies after they have declined significantly in price. I believe our two companies will prove to be highly synergistic, and that our combined efforts will produce favorable results for shareholders.

The Letter of Intent contemplates that REA would remain the Adviser to the Fund, with GCMI being added as a Sub-Adviser. GCMI would be responsible for providing investment advisory services and marketing support to REA in exchange for a sub-advisory fee and an ownership stake in the Adviser. In practice, this means that I would remain the portfolio manager to the Fund, backed by GCMI's experienced portfolio managers and research staff. There would be no change in the investment philosophy or objectives of the Fund, and my sister and I would retain control of the Adviser.

Simultaneously, we plan to reorganize the Fund, bringing it out from under The Royce Fund umbrella. A new Board of Trustees would be elected, and new back office service providers would be employed (including AT as the Fund's custodian). Other than a slightly different looking statement, these changes should be transparent to you. As a sign of good faith, we will be extending the expense ratio cap, currently 1.30%, until June 30, 1999. These steps will complete the changes that were contemplated last Spring and bring to fruition my father's dream of an independent mutual fund.

As mentioned above, these steps are subject to both Board and Shareholder approvals. If the proposed transaction is approved by The Royce Fund's Board of Trustees, we will be calling a Shareholder Meeting and sending you detailed information about GCMI, AT, their principals, the new Fund, its Board and the proposed transaction.

In closing, I want to thank each and every one of you for your continued support. Although 1998 looks to be a year of change, our promise to be a "back to basics" mutual fund, dedicated to its shareholders, remains intact. Our potential new partner understands this concept, and I believe that together we can continue to offer you the high level of quality and service that you have come to expect and deserve.

Best wishes in the new year,

/S/ Jennifer Ebright Goff

Jennifer Ebright Goff
President, Royce, Ebright & Associates, Inc. (Adviser to The REvest Growth & Income Fund)


  THIS LETTER IS A SUPPLEMENT TO THE FUND'S PROSPECTUS DATED FEBRUARY 18, 1997